UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 24, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following two multifamily properties: the Sonoma Grande Apartments (the “Sonoma Grande Property”), acquired by the Company on May 24, 2012, and the Estancia Apartments (the “Estancia Property”), acquired by the Company on June 29, 2012. The Company is filing this Current Report on Form 8-K/A to amend each of the Form 8-Ks below, as applicable, to provide the required financial information related to the acquisition of the Sonoma Grande Property and the Estancia Property.
This Current Report on Form 8-K/A hereby amends the following Form 8-Ks, as applicable:

•	the Company’s Current Report on Form 8-K relating to the acquisition of the Sonoma Grande Property, filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2012; and

•	the Company’s Current Report on Form 8-K relating to the acquisition of the Estancia Property, filed with the SEC on July 6, 2012.
(a) Financial Statement of Businesses Acquired.

I.	The Sonoma Grande Property

	Report of Independent Auditors	F-1
	Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-2
	Notes to Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-3

II.	The Estancia Property

	Report of Independent Auditors	F-5
	Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-6
	Notes to Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2012 (unaudited) and the Year Ended December 31, 2011	F-7
(b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-9
Unaudited Pro Forma Balance Sheet as of March 31, 2012	F-10
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2012	F-12
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-15

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Sonoma Grande Property for the year ended December 31, 2011. This statement is the responsibility of the Sonoma Grande Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Sonoma Grande Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sonoma Grande Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Sonoma Grande Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Sonoma Grande Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
August 9, 2012

SONOMA GRANDE PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2012	For the Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$873,167	$3,474,682
Tenant reimbursements and other	79,876	289,627
Total revenues	953,043	3,764,309

Expenses:
Operating, maintenance, and management	248,257	924,760
Real estate taxes and insurance	101,451	432,259
General and administrative expenses	10,047	36,628
Total expenses	359,755	1,393,647
Revenues over certain operating expenses	$593,288	$2,370,662
See accompanying notes to statement of revenues over certain operating expenses.

SONOMA GRANDE PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On May 24, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Tulsa, Oklahoma, commonly known as the Sonoma Grande Apartments (the “Sonoma Grande Property”). The Sonoma Grande Property was constructed in 2009 and is comprised of 13 three-story buildings.
     The Sonoma Grande Property contains 336 units consisting of 36 one-bedroom apartments, 252 two-bedroom apartments and 48 three-bedroom apartments. The apartments range in size from 686 to 1,342 square feet and average 1,130 square feet. Apartment amenities include crown molding, tile kitchens, baths, and foyers, full kitchen appliance packages, full-sized washers and dryers, walk-in closets and private balconies or sunrooms. In addition, select units have nine-foot ceilings, built-in bookshelves, separate showers with glass doors and jetted garden tubs. Property amenities at the Sonoma Grande property include gated access, a fitness center, a tanning center, a resort-style swimming pool with cabanas and heated spa, outdoor gourmet kitchen and gathering areas, Wi-Fi cafe with flat panel HDTV and a playground. As of December 31, 2011, the Sonoma Grande Property was 90% occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Sonoma Grande Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Sonoma Grande Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Sonoma Grande Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Sonoma Grande Property was acquired from an unaffiliated party; and (2) based on due diligence of the Sonoma Grande Property conducted by the Company, management is not aware of any material factors relating to the Sonoma Grande Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

SONOMA GRANDE PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Sonoma Grande Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statement, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Sonoma Grande Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Sonoma Grande Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Sonoma Grande Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Estancia Property for the year ended December 31, 2011. This statement is the responsibility of the Estancia Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Estancia Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Estancia Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Estancia Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Estancia Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
August 9, 2012

ESTANCIA PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2012	For the Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$762,149	$3,123,544
Tenant reimbursements and other	59,782	269,815
Total revenues	821,931	3,393,359

Expenses:
Operating, maintenance, and management	239,252	919,494
Real estate taxes and insurance	100,338	389,098
General and administrative expenses	6,145	33,527
Total expenses	345,735	1,342,119
Revenues over certain operating expenses	$476,196	$2,051,240
See accompanying notes to statement of revenues over certain operating expenses.

ESTANCIA PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

1. DESCRIPTION OF REAL ESTATE PROPERTY
     On June 29, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Tulsa, Oklahoma, commonly known as the Estancia Apartments (the “Estancia Property”). The Estancia Property was constructed in 2006 and is comprised of 11 three-story buildings.
     The Estancia Property contains 294 units consisting of 24 one-bedroom apartments, 222 two-bedroom apartments and 48 three-bedroom apartments. The apartments range in size from 686 to 1,303 square feet and average 1,145 square feet. Apartment amenities include nine-foot tray ceilings, crown molding, ceramic tile kitchens, baths, and foyers, built-in breakfast bars, built-in microwaves, full-sized washers and dryers, walk-in closets, private balconies or sunrooms, stainless finish appliances and flat-top stoves and faux plantation blinds. In addition, select units have double vanities, built-in bookshelves, separate showers with glass doors, wood burning fireplaces, garden tubs and attached or detached garages. Property amenities include gated access, a fitness center, a resort-style swimming pool with cabanas and heated spa, community grill, media center and game room, car care center, playground and a dog park. As of December 31, 2011, the Estancia Property was 92% occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Estancia Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Estancia Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Estancia Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Estancia Property was acquired from an unaffiliated party; and (2) based on due diligence of the Estancia Property conducted by the Company, management is not aware of any material factors relating to the Estancia Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

ESTANCIA PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2012 (unaudited)
and the Year Ended December 31, 2011

3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Estancia Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statement, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Estancia Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Estancia Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Estancia Property could result in future environmental liabilities.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 29, 2012. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Arbor Pointe Apartments (the “Arbor Pointe Property”), the Clarion Park Apartments (the “Clarion Park Property”), the Cooper Creek Village (the “Cooper Creek Property”), the Prairie Walk Apartment Homes (the “Prairie Walk Property”), the Truman Farm Villas (the “Truman Farm Villas Property”), the EBT Lofts (the “EBT Lofts Property”), the Windsor on the River (the “Windsor on the River Property”), the Renaissance St. Andrews (the “Renaissance Property”), the Spring Creek of Edmond (the “Spring Creek Property”) and the Montclair Parc Apartments (the “Montclair Parc Property”), which have been included in the Company’s prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of the Sonoma Grande Property and the Estancia Property, which are included herein.
The following unaudited pro forma balance sheet as of March 31, 2012 has been prepared to give effect to the acquisition of the Montclair Parc Property, the Sonoma Grande Property and the Estancia Property acquired on April 26, 2012, May 24, 2012 and June 29, 2012, respectively, as if the acquisitions occurred on March 31, 2012. The Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, the Windsor on the River Property, the Renaissance Property and the Spring Creek Property were acquired on May 5, 2011, June 28, 2011, August 24, 2011, December 22, 2011, December 22, 2011, December 30, 2011, January 26, 2012, February 17, 2012 and March 9, 2012, respectively, and are recorded in the Company’s historical balance sheet as of March 31, 2012.
The following unaudited pro forma statements of operations for the three months ended March 31, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, the Windsor on the River Property, the Renaissance Property, the Spring Creek Property, the Montclair Parc Property, the Sonoma Grande Property and the Estancia Property (collectively referred to as the “Portfolio Properties”) as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2011. The audited statements of revenues over certain operating expenses of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property have been previously filed on Form 8-K/As with the SEC on May 13, 2011, August 12, 2011 and October 28, 2011, respectively. The audited statements of revenues over certain operating expenses of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property have been previously filed on Form 8-K/A with the SEC on March 9, 2012. The audited statements of revenues over certain expenses of the Renaissance Property, the Spring Creek Property and the Montclair Parc Property have been previously filed on Form 8-K/A with the SEC on May 4, 2012.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2012

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Montclair Parc Property (b)		Sonoma Grande Property (b)		Estancia Property (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$12,215,695	$3,325,556		$2,737,794		$2,544,634		$—	$20,823,679
Building and improvements	118,788,518	31,238,849		28,912,593		26,719,064		—	205,659,024
Tenant origination and absorption costs	4,506,445	1,185,595		549,613		521,564		—	6,763,217
Total real estate, cost	135,510,658	35,750,000		32,200,000		29,785,262		—	233,245,920
Less accumulated depreciation and amortization	(5,049,529)	—		—		—		—	(5,049,529)
Total real estate, net	130,461,129	35,750,000		32,200,000		29,785,262		—	228,196,391
Cash and cash equivalents	9,147,696	(11,120,732)		(9,509,555)		(7,645,428)		26,095,167	6,967,148
Restricted cash	1,951,977	336,757		297,095		180,989		—	2,766,818
Rents and other receivables	355,835	—		—		—		—	355,835
Deferred financing costs and other assets, net	4,360,963	193,282		185,571		220,813		—	4,960,629
Total assets	$146,277,600	$25,159,307		$23,173,111		$22,541,636		$26,095,167	$243,246,821

Liabilities:
Accounts payable and accrued liabilities	$3,208,118	$247,559		$796,562		$254,084		$—	$4,506,323
Notes payable	92,888,959	25,025,000		22,540,000		22,385,262		—	162,839,221
Distributions payable	393,631	—		—		—		—	393,631
Due to affiliates	2,405,007	721,328	(d)	651,458	(d)	564,777	(d)	—	4,342,570
Total liabilities	98,895,715	25,993,887		23,988,020		23,204,123		—	172,081,745
Commitments and Contingencies
Redeemable common stock	692,439	—		—		—		—	692,439
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 7,100,911 shares issued and outstanding and 10,151,365 pro forma shares as of March 31, 2012	71,009	—		—		—		30,505	101,514
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of March 31, 2012	10	—		—		—		—	10
Additional paid-in capital	58,979,474	—		—		—		26,064,662	85,044,136
Cumulative distributions and net losses	(12,361,047)	(834,580)	(d)	(814,909)	(d)	(662,487)	(d)	—	(14,673,023)
Total stockholders’ equity	46,689,446	(834,580)		(814,909)		(662,487)		26,095,167	70,472,637
Noncontrolling interest	—	—		—		—		—	—
Total equity	46,689,446	(834,580)		(814,909)		(662,487)		26,095,167	70,472,637
Total liabilities and equity	$146,277,600	$25,159,307		$23,173,111		$22,541,636		$26,095,167	$243,246,821

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2012

(a)	Historical financial information as of March 31, 2012, derived from the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Montclair Parc Property, the Sonoma Grande Property and the Estancia Property and related cash, other assets and liabilities as if the acquisitions had occurred on March 31, 2012. The purchase price of the Montclair Parc Property, the Sonoma Grande Property and the Estancia Property, exclusive of closing and other acquisition costs, was approximately $35.8 million, $32.2 million and $27.9 million, respectively, and were funded with proceeds from the Company’s initial public offering and financing in the amount of approximately $25.0 million, $22.5 million and $20.5 million, respectively. The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Estancia Property include an allocation adjustment of $1.9 million to record the assumed mortgage at fair value. The debt premium will be amortized over the remaining life of the loan.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company's initial public offering during the period from April 1, 2012 through June 29, 2012 were raised as of March 31, 2012.

(d)
Represents the acquisition related fees and expenses incurred in connection with the acquisition of the Montclair Parc Property, the Sonoma Grande Property and the Estancia Property, not included in the historical results.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Windsor on the River Property (b)		Renaissance Property (b)		Spring Creek Property (b)		Montclair Parc Property (b)		Sonoma Grande Property (b)		Estancia Property (b)		Pro Forma Total
Revenues:
Rental income	$3,613,274	$255,715	(c)	$191,919	(c)	$431,198	(c)	$880,892	(c)	$873,167	(c)	$762,149	(c)	$7,008,314
Tenant reimbursements and other	279,546	28,371	(d)	33,964	(d)	29,089	(d)	80,073	(d)	79,876	(d)	59,782	(d)	590,701
Total revenues	3,892,820	284,086		225,883		460,287		960,965		953,043		821,931		7,599,015
Expenses:
Operating, maintenance and management	1,047,033	31,912	(e)	83,339	(e)	123,535	(e)	173,181	(e)	210,621	(e)	206,828	(e)	1,876,449
Real estate taxes and insurance	432,582	188,704	(f)	19,753	(f)	61,647	(f)	140,524	(f)	139,217	(f)	130,504	(f)	1,112,931
Fees to affiliates	1,653,434	(661,681)	(g)	(240,385)	(g)	(351,320)	(g)	102,405	(g)	95,033	(g)	82,265	(g)	679,751
Depreciation and amortization	1,934,024	(362,760)	(h)	190	(h)	79,558	(h)	294,907	(h)	289,156	(h)	263,096	(h)	2,498,171
Interest expense	758,082	45,884	(i)	(49,801)	(i)	109,457	(i)	235,210	(i)	194,662	(i)	227,795	(i)	1,521,289
General and administrative expenses	767,775	2,399	(j)	4,960	(j)	5,771	(j)	6,427	(j)	10,047	(j)	6,145	(j)	803,524
Acquisition costs	573,481	(162,728)	(k)	(121,207)	(k)	(135,078)	(k)	(32,862)	(k)	(21,986)	(k)	(21,683)	(k)	77,937
	7,166,411	(918,270)		(303,151)		(106,430)		919,792		916,750		894,950		8,570,052
Net loss	(3,273,591)	$1,202,356		$529,034		$566,717		$41,173		$36,293		$(73,019)		(971,037)
Net loss attributable to noncontrolling interest	—													—
Net loss attributable to common stockholders	$(3,273,591)													$(971,037)
Net loss per common share – basic and diluted	$(0.56)													$(0.10)
Weighted-average number of common shares outstanding, basic and diluted	5,805,379													10,151,365	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2012

(a)	Historical financial information for the three months ended March 31, 2012 derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Windsor on the River Property, the Renaissance Property, the Spring Creek Property, the Montclair Parc Property, the Sonoma Grande Property and the Estancia Property (collectively the “2012 Properties”) as if these assets had been acquired on January 1, 2011.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, based on the historical operations of the previous owners as if the 2012 Properties had been acquired on January 1, 2011.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, based on historical operations of the previous owners as if the 2012 Properties had been acquired on January 1, 2011.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, based on historical operations of the previous owners as if the 2012 Properties were acquired on January 1, 2011. Amounts exclude the following property management fees:

Portfolio Properties	Property Management Fees For the Three Months Ended March 31, 2012
Windsor on the River Property	$26,555
Renaissance Property	15,000
Spring Creek Property	21,038
Montclair Parc Property	48,077
Sonoma Grande Property	37,636
Estancia Property	32,424

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, based on management estimates as if the 2012 Properties were acquired on January 1, 2011.

(g)
Represents adjustments made to fees to affiliates for the three months ended March 31, 2012 to eliminate acquisition fees incurred by the Company that are included in the historical financial information for the three months ended March 31, 2012 and to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012 that would be due to affiliates had the 2012 Properties been acquired on January 1, 2011. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to the Company's external advisor, Steadfast Income Advisor, LLC (“Advisor”) based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the 2012 Properties, including acquisition fees and acquisition expenses, as defined in the advisory agreement by and among the Company, its operating partnership and Advisor (“Advisory Agreement”).

•
Property Management Fees: Property management fees are payable to the property manager based on between 3.0% and 3.5% of the monthly gross revenues of the 2012 Properties, as defined in the Property Management Agreement for each property.

The acquisition fees eliminated and investment management fees payable to the Advisor and the property management fees payable to the property managers were:

	For the Three Months Ended March 31, 2012
	Fees Eliminated from Historical Financial Information			Fees Included in Pro Forma Financial Information
2012 Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Investment Management Fees	Property Management Fees	Total
Windsor on the River Property	$(666,381)	$(49,699)	$(23,542)	$67,998	$9,943	$(661,681)
Renaissance Property	(253,897)	(12,263)	(8,052)	25,921	7,906	(240,385)
Spring Creek Property	(392,099)	(9,891)	(5,435)	39,995	16,110	(351,320)
Montclair Parc Property	—	—	—	73,576	28,829	102,405
Sonoma Grande Property	—	—	—	66,442	28,591	95,033
Estancia Property	—	—	—	57,607	24,658	82,265

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, as if the 2012 Properties were acquired on January 1, 2011. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, as if the borrowings attributable to the 2012 Properties were borrowed on January 1, 2011.

Portfolio Properties	Initial Mortgage Debt (In Millions)
Windsor on the River Property	$23.5
Renaissance Property	7.0
Spring Creek Property(1)	13.9
Montclair Parc Property	25.0
Sonoma Grande Property	22.5
Estancia Property(1)	20.5

(1)
The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Spring Creek Property and the Estancia Property include an allocation adjustment of $0.6 million and $1.9 million, respectively, to record the assumed mortgage at fair value.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, based on historical operations of the previous owners, as if the 2012 Properties had been acquired as of January 1, 2011.

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2012, to include those amounts incurred by the Company that were attributable to the 2012 Properties, as if the assets had been acquired as of January 1, 2011.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of June 29, 2012, the date the Estancia Property was acquired. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2011.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Arbor Pointe Property (b)		Clarion Park Property (b)		Cooper Creek Property (b)		Prairie Walk Property (b)		Truman Farm Villas Property (b)		EBT Lofts Property (b)		Windsor on the River Property (b)		Renaissance Property (b)		Spring Creek Property (b)		Montclair Parc Property (b)		Sonoma Grande Property (b)		Estancia Property (b)		Pro Forma Total
Revenues:
Rental income	$5,185,990	$374,627	(c)	$840,923	(c)	$782,048	(c)	$806,986	(c)	$1,377,635	(c)	$982,462	(c)	$3,540,668	(c)	$1,470,018	(c)	$2,249,728	(c)	$3,523,566	(c)	$3,474,682	(c)	$3,123,544	(c)	$27,732,877
Tenant reimbursements and other	524,183	14,892	(d)	12,372	(d)	68,187	(d)	101,429	(d)	20,793	(d)	53,817	(d)	392,824	(d)	260,149	(d)	151,769	(d)	320,291	(d)	289,627	(d)	269,815	(d)	2,480,148
Total revenues	5,710,173	389,519		853,295		850,235		908,415		1,398,428		1,036,279		3,933,492		1,730,167		2,401,497		3,843,857		3,764,309		3,393,359		30,213,025
Expenses:
Operating, maintenance and management	2,022,124	189,685	(e)	248,987	(e)	270,120	(e)	337,387	(e)	466,099	(e)	228,048	(e)	703,319	(e)	693,238	(e)	670,140	(e)	692,724	(e)	775,264	(e)	786,875	(e)	8,084,010
Real estate taxes and insurance	756,403	41,438	(f)	98,450	(f)	83,860	(f)	126,097	(f)	175,962	(f)	155,789	(f)	1,252,124	(f)	164,436	(f)	276,116	(f)	555,793	(f)	552,268	(f)	517,165	(f)	4,755,901
Fees to affiliates	1,519,026	32,008	(g)	73,252	(g)	85,701	(g)	81,361	(g)	122,459	(g)	107,228	(g)	1,076,638	(g)	418,360	(g)	636,135	(g)	1,130,947	(g)	1,030,088	(g)	897,007	(g)	7,210,210
Depreciation and amortization	2,577,462	70,326	(h)	183,777	(h)	294,489	(h)	419,172	(h)	544,408	(h)	636,963	(h)	2,290,237	(h)	696,735	(h)	1,099,749	(h)	2,365,222	(h)	1,706,236	(h)	1,573,947	(h)	14,458,723
Interest expense	1,186,938	84,636	(i)	202,512	(i)	179,235	(i)	152,655	(i)	230,073	(i)	224,596	(i)	525,435	(i)	411,660	(i)	602,914	(i)	953,906	(i)	780,722	(i)	914,563	(i)	6,449,845
General and administrative expenses	816,085	11,250	(j)	28,043	(j)	18,527	(j)	23,526	(j)	29,586	(j)	19,100	(j)	33,211	(j)	37,992	(j)	30,111	(j)	25,709	(j)	36,628	(j)	33,527	(j)	1,143,295
Acquisition costs	881,145	—		—		—		—		—		—		170,869	(k)	122,697	(k)	106,819	(k)	156,434	(k)	198,898	(k)	133,183	(k)	1,770,045
	9,759,183	429,343		835,021		931,932		1,140,198		1,568,587		1,371,724		6,051,833		2,545,118		3,421,984		5,880,735		5,080,104		4,856,267		43,872,029
Net loss	(4,049,010)	$(39,824)		$18,274		$(81,697)		$(231,783)		$(170,159)		$(335,445)		$(2,118,341)		$(814,951)		$(1,020,487)		$(2,036,878)		$(1,315,795)		$(1,462,908)		(13,659,004)
Net loss attributable to noncontrolling interest	—																									—
Net loss attributable to common stockholders	$(4,049,010)																									$(13,659,004)
Net loss per common share – basic and diluted	$(1.72)																									$(1.35)
Weighted-average number of common shares outstanding, basic and diluted	2,358,867																									10,151,365	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information for the year ended December 31, 2011 derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Portfolio Properties as if these assets had been acquired on January 1, 2011.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on the historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2011.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2011.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners as if the Portfolio Properties were acquired on January 1, 2011. Amounts exclude the following property management fees:

Portfolio Properties	Property Management Fees For the Year Ended December 31, 2011
Arbor Pointe Property	$19,478
Clarion Park Property	42,917
Cooper Creek Property	19,996
Prairie Walk Property	33,318
Truman Farm Villas Property	71,644
EBT Lofts Property	42,304
Windsor on the River Property	106,220
Renaissance Property	60,000
Spring Creek Property	84,151
Montclair Parc Property	192,307
Sonoma Grande Property	149,496
Estancia Property	132,619

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on management estimates as if the Portfolio Properties were acquired on January 1, 2011.

(g)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2011. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Portfolio Properties, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the property manager based on between 3.0% and 3.5% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The acquisition fees and investment management fees payable to the Advisor and the property management fees payable to the property managers were:

	For the Year Ended December 31, 2011
Portfolio Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Total
Arbor Pointe Property (1)	$133,545	$53,418	$39,494	$226,457
Clarion Park Property (1)	229,118	89,720	61,028	379,866
Cooper Creek Property (1)	212,526	86,711	44,376	343,613
Prairie Walk Property (1)	124,663	50,935	33,180	208,778
Truman Farm Villas Property (1)	185,240	75,545	50,451	311,236
EBT Lofts Property (1)	174,658	71,342	36,361	282,361
Windsor on the River Property	666,381	272,585	137,672	1,076,638
Renaissance Property	253,897	103,907	60,556	418,360
Spring Creek Property	392,099	159,984	84,052	636,135
Montclair Parc Property	721,328	294,303	115,316	1,130,947
Sonoma Grande Property	651,458	265,701	112,929	1,030,088
Estancia Property	564,777	230,429	101,801	897,007

(1)	Comprises the total fees for the year ended December 31, 2011, a portion of which is included in the historical statement of operations of the Company.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, as if the Portfolio Properties were acquired on January 1, 2011. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2011.

Portfolio Properties	Initial Mortgage Debt (In Millions)
Arbor Pointe Property	$5.2
Clarion Park Property	9.0
Cooper Creek Property	6.8
Prairie Walk Property	4.0
Truman Farm Villas Property	5.9
EBT Lofts Property	5.6
Windsor on the River Property	23.5
Renaissance Property	7.0
Spring Creek Property(1)	13.9
Montclair Parc Property	25.0
Sonoma Grande Property	22.5
Estancia Property(1)	20.5

(1)
The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Spring Creek Property and the Estancia Property include an allocation adjustment of $0.6 million and $1.9 million, respectively, to record the assumed mortgage at fair value.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners, as if the Portfolio Properties had been acquired as of January 1, 2011.

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, to include those amounts incurred by the Company that were attributable to the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property, as if the assets had been acquired as of January 1, 2011.

(l)
Represents the actual number of shares of the Company’s common stock outstanding as of June 29, 2012, the date the Estancia Property was acquired. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date:	August 9, 2012	By:	/s/ Kevin J Keating
Kevin J Keating
Principal Financial and Accounting Officer